                               AMENDMENT NO. 3 TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT

     AGREEMENT, made as of the 12th day of March, 2004 (this "THIRD AMENDMENT"), by and among:

     G-III LEATHER FASHIONS, INC., a New York corporation (the "BORROWER");

     The Lenders that have executed the signature pages hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and

     FLEET NATIONAL BANK, a national banking association, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS:

     (A) The Borrower, the Lenders and the Agent are parties to a certain Sixth Amended and Restated Loan Agreement dated as of April 29, 2002 (as amended through the date hereof, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby and as it may from time to time be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT");

     (B) The Borrower has requested that the Lenders and the Agent amend certain provisions of the Original Loan Agreement, and the Lenders and the Agent are willing do so, all on the terms and conditions hereinafter set forth; and

     (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

     SECTION 1.1 DEFINITIONS.

         (a) The definition of "Borrowing Base Maximum" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

               "Borrowing Base Maximum" - as of any date during any period set forth below, the amount set forth opposite such period:

                                Period                            Borrowing Base Maximum
                                ------                            ----------------------
             February 1, 2004 to and including April 30,               $45,000,000
             2004

             May 1, 2004 to and including May 31, 2004                 $60,000,000

             June 1, 2004 to and including July 31, 2004               $85,000,000

             August 1, 2004 to and including November 30,              $90,0000,000
             2004

             December 1, 2004 to and including December                $60,000,000
             31, 2004

             January 1, 2005 to and including the                      $45,000,000
             Commitment Termination Date

         and the respective periods and amounts for the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2005, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2006.

         (b) The definition of "Direct Debt Sublimit" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

               "Direct Debt Sublimit" - for each period set forth below, the amount set forth opposite such period:

                                "Period                            Direct Debt Sublimit
                                 ------                            --------------------
             February 1, 2004 to and including May 31,                 $40,000,000
             2004

             June 1, 2004 to and including June 30, 2004               $55,000,000


                                     - 2 -

             July 1, 2004 to and including November 30,                $72,000,000
             2004

             December 1, 2004 to and including December                $50,000,000
             31, 2004

             January 1, 2005 to and including the                      $40,000,000
             Commitment Termination Date

         and the respective periods and amounts for the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2005, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2006.

         (c) The definition of "Eligible Inventory" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "Eligible Inventory" - Inventory which: (i) constitutes finished goods of the Borrower, Retail or the Parent; (ii) is not slow moving, obsolete or unsaleable; (iii) is currently useable or saleable in the ordinary course of the Borrower's, Retail's or the Parent's business; (iv) is valued in accordance with generally accepted accounting principles applied consistently with past practices of the Borrower, Retail and the Parent; (v) is located on the premises listed on the exhibits attached to this Agreement or other locations permitted under the Security Agreement or any security agreement referred to in
         Section 2.13, or is Inventory in transit for sale in the ordinary course of business; (vi) is not subject to any Lien or security interest whatsoever, except for the Liens and security interests expressly permitted under the Security Agreement or any security agreement referred in Section 2.13, and is not on consignment; (vii) does not include raw materials or work-in progress; (viii) is not now stored or shall not at any time hereafter be stored with a bailee, warehouseman, or similar party unless pursuant to a bailment or storage agreement to which the Agent is a party; (ix) does not include Inventory styles (A) on which the Borrower has taken a lower of cost or market markdown; or (B) of which the Borrower has more than a one year supply on hand; (x) includes Inventory subject to a license agreement which was assigned to Agent on behalf of the Lenders; and (xii) shall include finished goods Inventory consigned to the Agent under the terms of the L/C used to acquire such

         Inventory; provided, however, that the value of any such consigned Inventory shall be subject to a 13% reduction as a reserve for duty and freight.

         (d) The definition of "Overadvance" appearing in Article 1 of the Original Loan Agreement is amended by deleting the chart appearing therein together with the text immediately beneath the chart and ending before the first proviso and substituting therefor the following:

                               Period                                 Overadvance
                                ------                                 -----------
             March 15, 2004 to and including March 31,                 $10,000,000
             2004

             April 1, 2004 to and including April 30, 2004             $12,000,000

             May 1, 2004 to and including May 31, 2004                 $18,000,000

             June 1, 2004 to and including July 30, 2004               $26,000,000
             July 31, 2004                                             $20,000,000

             August 1, 2004 to and including August 30,                $22,000,000
             2004

             August 31, 2004                                           $14,000,000

             September 1, 2004 to and including September              $15,000,000
             29, 2004

             September 30, 2004 to and including October               $10,000,000
             30, 2004

             October 31, 2004 to and including the                         -$0-
             Commitment Termination Date

         and the respective periods and amounts for the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2005, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 70 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2005;

         (e) The definition of "Overadvance" appearing in Article 1 of the Original Loan Agreement is further amended by deleting period at the end of thereof and substituting the following therefor:

          provided, further, however, in the event that the Borrower shall consummate a Permitted Acquisition during any period during which the Overadvance as set forth above is greater than zero ($0.00), each of the amounts set forth above for each period (other than any period during which the Overadvance is zero ($0.00)) occurring after the date of such Permitted Acquisition and prior to the first date occurring after the date of such Permitted Acquisition on which the Borrower shall have caused no Loans or Acceptances to be outstanding in accordance with Section 6.9(c) shall be increased by the amount of consideration paid by the Borrower in cash in connection with such Permitted Acquisition.

         (f) Article 1 of the Original Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

         "Permitted Acquisition" - as defined in Section 7.4.

          "Third Amendment" - shall mean Amendment No. 3 to Sixth Amended and Restated Loan Agreement dated as of March 12, 2004, by and among the Borrower, the Lenders and the Agent.

          SECTION 1.2 FINANCIAL COVENANTS.

         (a) Section 6.9(a) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

              (a) Have or maintain, with respect to the Parent on a consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:

                                 Date                                     EBITDA
                                 ----                                     ------
             April 30, 2004                                            ($9,400,000)

             July 31, 2004                                             ($8,600,000)



                                     - 5 -

             October 31, 2004                                          $10,400,000

             January 31, 2005                                           $9,000,000

         and the respective amounts for the Stub Period shall be preliminarily determined by the Majority Lenders and the Borrower based on the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2005, but in no event shall the periods be of different durations or the amounts be less than (if such amount is negative) or greater than (if such amount is positive) the amounts for the periods corresponding to the periods set forth above unless the Majority Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based on the financial condition of the Borrower as set forth in the applicable Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2005.

         (b) Section 6.9(b) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:


               (b) Have or maintain, with respect to the Parent on a consolidated basis, Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth below opposite each such date:

                                                                         Minimum
                                 Date                               Tangible Net Worth
                                 ----                               ------------------
                            April 30, 2004                             $56,200,000

                             July 31, 2004                             $56,300,000

                           October 31, 2004                            $66,500,000

                           January 31, 2005                            $65,500,000

         and the respective amounts for the Stub Period shall be determined in the sole discretion of the Majority Lenders within 60 days of receipt by the Lenders of the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2005, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial

         Statements for Fiscal Year 2005; provided, however, in the event that the Borrower shall consummate a Permitted Acquisition, the amounts set forth above for each period occurring after the date of such Permitted Acquisition shall be reduced by an amount equal to the lesser of (x) $3,000,000 and (y) the intangibles acquired in connection with such Permitted Acquisition to the extent such intangibles have caused a reduction in Tangible Net Worth, determined in accordance with generally accepted accounting principles consistently applied.

     SECTION 1.3 MERGERS; ACQUISITIONS. Section 7.4 of the Original Loan Agreement is hereby amended by (i) deleting the period after the word "Affiliate" at the end of paragraph (b) thereof and substituting a semi-colon therefor and (ii) adding the following proviso at the end thereof:

         provided, however, the Borrower may consummate a "Permitted Acquisition", which shall mean (x) any acquisition consented to in writing by the Agent and the Majority Lenders or (y) acquisitions complying with the following:

                           (i) all such acquisitions shall be of assets used or useful in the same or complementary line of business as the Borrower or of a minority equity interest in a corporation or other entity substantially all of whose properties consist of such assets;

                           (ii) the aggregate consideration in respect of all acquisitions contemplated by this Section 7.4 shall not exceed $4,000,000;

                           (iii) the Borrower shall give the Agent and the Lenders not less than three (3) Business Days prior written notice of its intention to make a Permitted Acquisition, such notice (A) to include the proposed amounts, date and form of the proposed Permitted Acquisition, a reasonable description of the assets or equity interests to be acquired and the location of the assets and (B) to be accompanied by a certificate executed by the chief executive officer, president, chief operating officer or chief financial officer of the Borrower to the effect that: (1) as of the effective date of the Permitted Acquisition, no Default or Event of Default under this Agreement shall exists or would exist after giving effect to the action intended to be taken by the Borrower as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent and the Lenders, of such compliance, and (2) the representations and warranties contained in Article 3 are true and correct with the same effect as though such representations and warranties were made on the date of such Permitted Acquisition, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a material adverse effect on the business, operations or financial conditions of the Borrower;

               (iv) concurrently with the making of a Permitted Acquisition consisting of assets, the Borrower shall, as additional collateral security for the Obligations, grant to the Agent for the ratable benefit of the Lenders, prior liens on and security interests in all of its right, title and interest in and to any of the acquired assets by the execution and delivery to the Agent of such agreements, instruments and documents as shall be satisfactory in form and substance to the Agent; and

               (v) the Borrower shall not make any acquisition at any time during which an Event of Default shall exist and be continuing or would exist after giving effect to such acquisition.

     SECTION 1.4 GENERAL.

         (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Third Amendment and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

         (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

     SECTION 1.5 FURTHER AMENDMENT TO LOAN DOCUMENTS. The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment.

     ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrower and the other Loan Parties hereby represents and warrants to the Lenders and the Agent that:

     SECTION 2.1 ARTICLE 3 OF ORIGINAL LOAN AGREEMENT; NO DEFAULTS.

         (a) Each and every one of the representations and warranties set forth in Article 3 of the Original Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Parent and its Subsidiaries, taken as a whole.

         (b) As of the date hereof, after giving effect to this Third Amendment, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

     SECTION 2.2 POWER, AUTHORITY, CONSENTS.

         The Borrower and each other Loan Party has the power to execute, deliver and perform this Third Amendment. The Borrower has the power to borrow under the

Original Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing thereunder. Other than due authorization by the Board of Directors of the Borrower and each other Loan Party, each of which has been duly obtained, no consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity or enforcement of this Third Amendment.

     SECTION 2.3 NO VIOLATION OF LAW OR AGREEMENTS.

         The execution and delivery by the Borrower and each other Loan Party of this Third Amendment and the performance by each of them hereunder, will not violate any provision of law or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any other corporate Loan Party or the partnership agreement or any other organizational document of any Loan Party that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse effect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any of them except for the Liens created and granted pursuant to the Security Documents, as confirmed hereby.

     SECTION 2.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

         This Third Amendment has been duly executed and delivered by each Loan Party which is a party hereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     ARTICLE 3. ACKNOWLEDGMENTS, CONFIRMATIONS, CONSENTS.

         (a) The Borrower hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party secure, without limitation, the due payment and performance of all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby, whether or not so stated in each of the Security Documents, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

         (b) Each Guarantor hereby consents in all respects to the execution by the Borrower of this Third Amendment and acknowledges and confirms that (i) the Guarantee Agreement guarantees, without limitation, the full payment and performance of the Indebtedness, liabilities and obligations of the Borrower under the Original Loan Agreement, as amended hereby, and (ii) the term "Obligations" as used in the Guarantee Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower or the Guarantor(s) to the Lenders and the Agent) includes, without limitation, all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

         (c) Each Corporate Guarantor hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party, secure, without limitation, all of the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent under the Guarantee Agreement, as confirmed hereby, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of such Corporate Guarantor under the Guarantee Agreement, as confirmed hereby.

     ARTICLE 4. CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

         This Third Amendment shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

              (a) This Third Amendment shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and the Majority Lenders.

              (b) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Third Amendment, no Default or Event of Default shall exist, shall be true.

              (c) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     ARTICLE 5. MISCELLANEOUS.

     SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Third Amendment; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Third Amendment.

     SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     SECTION 5.3 COUNTERPARTS. This Third Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed on the date first above written.


                          G-III LEATHER FASHIONS, INC.


                          BY: /s/ WAYNE MILLER
                              ----------------------------
                              NAME:  WAYNE MILLER
                              TITLE: CHIEF FINANCIAL OFFICER


Agreed:

G-III HONG KONG LTD.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                           Director


G-III APPAREL GROUP, LTD.


By: /s/ Wayne Miller
   ------------------------------------
                Senior Vice President


SIENA LEATHER LTD.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Vice President


GLOBAL INTERNATIONAL TRADING
COMPANY


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Vice President


INDAWA HOLDING CORP.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Vice President

GLOBAL APPAREL SOURCING, LTD.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Vice President

G-III RETAIL OUTLETS INC.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Vice President


P.T. BALIHIDES


By: /s/ Keith Sutton-Jones
   ------------------------------------
               President and Director


WEE BEEZ INTERNATIONAL LIMITED


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Director

KOSTROMA LTD.


By: /s/ Philip H. Litwinoff
   ------------------------------------
                      Director

G-III LICENSE COMPANY, LLC
BY G-III APPAREL GROUP, LTD. AS MANAGER


By: /s/ Wayne Miller
   ------------------------------------
                Senior Vice President

G-III BRANDS, LTD.


By: /s/ Philip H. Litwinoff
   ------------------------------------
              Chief Financial Officer

                                       FLEET NATIONAL BANK,
                                       AS AGENT, COLLATERAL MONITORING AGENT,
                                       ISSUING BANK AND AS A LENDER



                                       BY: /S/ JOSEPH J. NASTRI
                                           ------------------------------
                                            NAME:  JOSEPH J. NASTRI
                                            TITLE: SENIOR VICE PRESIDENT

                                          JPMORGAN CHASE BANK



                                          BY: /S/ PETER C. DELUCA
                                              --------------------------
                                              NAME:  PETER C. DELUCA
                                              TITLE: VICE PRESIDENT

                                        THE CIT GROUP/COMMERCIAL SERVICES, INC.



                                        BY: /S/ LISA MURAKAMI
                                            -------------------------------
                                            NAME:  LISA MURAKAMI
                                            TITLE: VICE PRESIDENT

                                    ISRAEL DISCOUNT BANK OF NEW YORK


                                    BY: /S/ MATILDE REYES
                                        ----------------------------
                                        NAME:  MATILDE REYES
                                        TITLE: VICE PRESIDENT



                                    BY: /S/ HOWARD WEINBERG
                                        ----------------------------
                                        NAME:  HOWARD WEINBERG
                                        TITLE: SENIOR VICE PRESIDENT I

                                    HSBC BANK USA



                                    BY: /S/ MICHAEL P. BEHUNIAK, JR.
                                        -------------------------------
                                        NAME:  MICHAEL P. BEHUNIAK, JR.
                                        TITLE: VICE PRESIDENT

                                    BANK LEUMI USA




                                    BY: /S/ JOHN KOENIGSBERG
                                        ----------------------------
                                        NAME:  JOHN KOENIGSBERG
                                        TITLE: FIRST VICE PRESIDENT



                                    BY: /S/ PHYLLIS ROSENFELD
                                        ----------------------------
                                        NAME:  PHYLLIS ROSENFELD
                                        TITLE: VICE PRESIDENT